SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported): June 18, 2018

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.
1-10764	ENTERGY ARKANSAS, INC. (an Arkansas corporation) 425 West Capitol Avenue Little Rock, Arkansas 72201 Telephone (501) 377-4000 71-0005900	1-31508	ENTERGY MISSISSIPPI, INC. (a Mississippi corporation) 308 East Pearl Street Jackson, Mississippi 39201 Telephone (601) 368-5000 64-0205830
1-32718	ENTERGY LOUISIANA, LLC (a Texas limited liability company) 4809 Jefferson Highway Jefferson, Louisiana 70121 Telephone (504) 576-4000 47-4469646	1-35747	ENTERGY NEW ORLEANS, LLC (a Texas limited liability company) 1600 Perdido Street New Orleans, Louisiana 70112 Telephone (504) 670-3700 82-2212934

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Entergy Arkansas, Inc.

On June 18, 2018, by written consent, in lieu of a meeting, the sole holder of all of the issued and outstanding common stock of Entergy Arkansas elected the following individuals as directors of Entergy Arkansas: Paul D. Hinnenkamp, Laura Landreaux, Andrew S. Marsh and Roderick K. West.

Entergy Louisiana, LLC

On June 18, 2018, by written consent, in lieu of a meeting, the sole holder of all of the issued and outstanding common membership interests of Entergy Louisiana elected the following individuals as directors of Entergy Louisiana: Paul D. Hinnenkamp, Andrew S. Marsh, Phillip R. May, Jr. and Roderick K. West.

Entergy Mississippi, Inc.

On June 18, 2018, by written consent, in lieu of a meeting, the sole holder of all of the issued and outstanding common stock of Entergy Mississippi elected the following individuals as directors of Entergy Mississippi: Haley R. Fisackerly, Paul D. Hinnenkamp, Andrew S. Marsh and Roderick K. West.

Entergy New Orleans, LLC.

On June 18, 2018, by written consent, in lieu of a meeting, the sole holder of all of the issued and outstanding membership interests of Entergy New Orleans elected the following individuals as directors of Entergy New Orleans: Paul D. Hinnenkamp, Andrew S. Marsh, Charles L. Rice, Jr. and Roderick K. West.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Entergy Arkansas, Inc.
Entergy Louisiana, LLC
Entergy Mississippi, Inc.
Entergy New Orleans, LLC

By: /s/ Marcus V. Brown
Marcus V. Brown
Executive Vice President and General Counsel

Dated: June 22, 2018